Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 3 dated as of February 3, 2014 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of April 29, 2011 and amended and restated as of March 6, 2013 (as heretofore amended or modified, the “Credit Agreement”) among VERINT SYSTEMS INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS from time to time party thereto, the LENDERS from time to time party thereto, and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

WHEREAS, the Company has requested the amendments to the Credit Agreement set forth in Sections 2 and 3 below; and

WHEREAS, the Administrative Agent and each of the financial institutions identified on the signature pages hereto as a Revolving Credit Lender and which, collectively, (x) in the case of the amendments in Section 2, constitute the Majority Revolving Credit Facility Lenders and (y) in the case of the amendments in Section 3, constitute all of the Revolving Credit Lenders, have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein (including in the preamble and recitals hereto) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. For the avoidance of doubt, after the Covenant Amendment Effective Date and the Pricing Amendment Effective Date (each as defined below), any references to “date hereof” or “date of this Agreement” in the Credit Agreement shall continue to refer to March 6, 2013.

Section 2. Covenant Amendment to Credit Agreement. Effective as of the Covenant Amendment Effective Date (as defined below) Section 7.01 of the Credit Agreement is hereby amended (the amendment in this Section 2, the “Covenant Amendment”) to replace the reference therein to “January 31, 2015” with “January 31, 2016”.

Section 3. Pricing Amendments to Credit Agreement. Effective as of the Pricing Amendment Effective Date (as defined below) the Credit Agreement shall be amended as provided below (the amendments effected under this Section 3, the “Pricing Amendments”):

(a) The “Adjusted LIBO Rate” with respect of the Revolving Credit Facility, shall mean with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the greater of (i) 0.75% per annum and (ii) the product of (x) the LIBO Rate in effect for such Interest Period and (y) Statutory Reserves.

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(b) The “Applicable Margin” for each Revolving Credit Loan shall be (a) for Eurodollar Loans, 2.75% per annum and (b) for Base Rate Loans, 1.75% per annum.

(c) On the Pricing Amendment Effective Date, each Revolving Credit Lender hereby agrees that the Administrative Agent may agree to reflect the Pricing Amendments in a conformed copy of the Credit Agreement in a manner satisfactory to it.

Section 4. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender that:

(a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents will be true and correct in all material respects (except that any representation and warranty that is qualified by materiality will be true and correct in all respects) on and as of the Covenant Amendment Effective Date and on and as of the Pricing Amendment Effective Date, in each case after giving effect to the Covenant Amendment and the Pricing Amendments, respectively (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties will be true and correct in all material respects (except that any representation and warranty that is qualified by materiality will be true and correct in all respects ) as of such date); and

(b) no Default or Event of Default will have occurred and be continuing on and as of the Pricing Amendment Effective Date or on and as of the Covenant Amendment Effective Date, in each case after giving effect to the Covenant Amendment and the Pricing Amendments, respectively.

Section 5. Covenant Amendment Effective Date. The Covenant Amendment shall become effective as of the first date (the “Covenant Amendment Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, the Administrative Agent and the Majority Revolving Credit Facility Lenders.

Section 6. Pricing Amendment Effective Date. The Pricing Amendments shall become effective as of the first date (the “Pricing Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, the Administrative Agent and each Revolving Credit Lender; and

(b) the interest rate margin and the “LIBOR floor” applicable to the Initial Term Loans shall have been modified to be the same as the interest rate margin and the “LIBOR floor” applicable to the Revolving Credit Facility after giving effect to the Pricing Amendments.

Section 7. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Nothing contained in this Amendment, the Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9. Costs and Expenses. In accordance with Section 10.05 of the Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable documented out-of-pocket expenses in connection with this Amendment, including the reasonable documented fees, charges and disbursements of counsel for the Administrative Agent.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

VERINT SYSTEMS INC.

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

DEUTSCHE BANK TRUST COMPANY, as Revolving Credit Lender

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as Revolving Credit Lender

By:	/s/ Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory

Barclays Bank PLC, as Revolving Credit Lender

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

HSBC Bank USA, National Association, as Revolving Credit Lender

By:	/s/ William Conlan
Name: William Conlan
Title: Senior Vice President